UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported):  May 1, 2017

vTv Therapeutics Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-37524 (Commission File No.)	47-3916571 (IRS Employer Identification No.)

4170 Mendenhall Oaks Pkwy High Point, NC 27265 (Address of principal executive offices)

(336) 841-0300

(Registrant’s telephone number, including area code)

NOT APPLICABLE

(Former name or former address, if changed since last report)

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a‑12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition

On May 3, 2017, vTv Therapeutics Inc. issued a press release to announce its financial results for the fiscal quarter ended March 31, 2017.  A copy of the press release is attached as Exhibit 99.1 to this current report on Form 8-K and is incorporated herein by reference.

The information in this report (including Exhibit 99.1) shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 5.07 Submission of Matters to a Vote of Security Holders

On May 1, 2017, vTv Therapeutics Inc. (the “Company”) held its 2017 Annual Meeting of Stockholders (the “Annual Meeting”).  The matters voted on at the Annual Meeting and the votes cast with respect to each such matter are set forth below:

(1)

The Company’s stockholders elected the nominees listed below to the Company’s Board of Directors, each to serve for a term to expire at the Company’s 2018 annual meeting of stockholders or until their successors are duly elected and qualified based on the following results of the voting:

Director Nominee	For	Against	Withheld	Broker Non-Votes
Jeffrey B. Kindler	27,329,592	0	880,404	1,813,950
Steven M. Cohen	27,328,162	0	881,834	1,813,950
John A. Fry	28,110,751	0	99,245	1,813,950
Paul M. Meister	27,332,829	0	877,167	1,813,950
Craig C. Parker	28,100,055	0	109,941	1,813,950
Paul G. Savas	27,337,362	0	872,634	1,813,950
Noel J. Spiegel	28,112,841	0	97,155	1,813,950

(2)	The appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2017 was ratified based on the following results of the voting:
For	Against	Abstain
29,975,121	9,987	38,838

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
99.1	Press Release dated May 3, 2017, announcing financial results for the fiscal quarter ended March 31, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

VTV THERAPEUTICS INC.

By:	/s/ Rudy C. Howard
Name:	Rudy C. Howard
Title:	Chief Financial Officer

Dated: May 3, 2017

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated May 3, 2017, announcing financial results for the fiscal quarter ended March 31, 2017

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